MORGAN STANLEY CAPITAL I INC. ABS-15G

Exhibit 99.2

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired from various parties by Morgan Stanley Mortgage Capital Holdings LLC and/or one of its affiliates (the “Client”). AMC performed the Review either (i) directly for Client on mortgage loan files provided by Client to AMC, or (ii) for third parties on mortgage loan files provided by such parties to AMC with results of such Review conveyed to the Client via Reliance Letter. The Review (including the Review related to Reliance Letter loans) was conducted from July 2025 through August 2026 on mortgage loans with origination dates from May 2025 through June 2026. The Review included loans reviewed under the Leases Review Scope (21 loans) and the Leases Review Scope with Limited Compliance (450 loans). The loans (Leases Review Scope) and the loans (Leases Review Scope with Limited Compliance) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on four hundred seventy-one (471) mortgage loans with an aggregate original principal balance of approximately $129.725 million.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower Last Name	Has FTHB	Original As-Is LTV	Prepayment Terms
Amortization Term	Borrower Qualifying FICO	Interest Only	Original CLTV	Product Description
Amortization Type	Borrower SSN	Interest Only Period	Original Interest Rate	Property Type
Appraisal Date	City	Lender	Original Loan Amount	Purpose
Appraised Value	Coborrower Last Name	Lien Position	Original LTV	Refi Purpose
Balloon Flag	Coborrower Qualifying FICO	LTV Valuation Value	Original P&I	Representative FICO
Borrower Current City	Contract Sales Price	Margin	Original PITIA	State
Borrower Current State	Escrow Account	Maturity Date	Original Term	Street
Borrower Current Street	First Payment Date	MERS Min Number	Origination Channel	Subject Debt Service Coverage Ratio
Borrower Current Zip	Guarantor 1 First Name	Mortgage Type	PITIA Reserves Months	Total Cash-out
Borrower First Name	Guarantor 1 Last Name	Note Date	Prepayment Penalty	Zip
Borrower FTHB	Guarantor 2 Last Name	Occupancy	Prepayment Penalty Period (months)

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

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(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW (21 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

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(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

N/A

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

LEASES & LIMITED COMPLIANCE REVIEW (450 Loans)

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, Vermont and Virginia; and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”), Moody's Investors Service, Inc. (“Moody’s”), and S&P Global Ratings (“S&P”).

OVERALL RESULTS SUMMARY

There were four hundred seventy-one (471) mortgage loans in the securitization population reviewed by AMC. After all documents were presented under the applicable NRSRO grading criteria, three hundred forty (340) (72.19%) loans had an Overall grade of “A”, and one hundred thirty-one (131) (27.81%) loans had an Overall loan grade of “B”.

NRSRO Grade	# of Loans	% of Loans
A	340	72.19%
B	131	27.81%
C	0	0.00%
D	0	0.00%
N/A	0	0.00%

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COMPLIANCE RESULTS SUMMARY

Note the twenty-one (21) Leases (without Limited Compliance) were assigned a Compliance grade of N/A. Of the remaining four hundred fifty (450) loans reviewed, under the applicable NRSRO grading criteria, one hundred eight (108) had a Compliance Review “B” grade. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions; however, none are lower than a grade of “B.”

NRSRO Grade	# of Loans	% of Loans
A	342	72.61%
B	108	22.93%
C	0	0.00%
D	0	0.00%
N/A	21	4.46%

CREDIT RESULTS SUMMARY

Of the four hundred seventy-one (471) mortgage loans, four hundred forty-one (441) loans received an “A” Credit Review grade. The thirty (30) “B” Credit Review grades were due to missing documentation and/or guideline adherence. Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	441	93.63%
B	30	6.37%
C	0	0.00%
D	0	0.00%
N/A	0	0.00%

PROPERTY/VALUATION RESULTS SUMMARY

All four hundred seventy-one (471) loans reviewed under the applicable NRSRO grading criteria, received an “A” Property/Valuation Review grade.

NRSRO Grade	# of Loans	% of Loans
A	471	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
N/A	0	0.00%

EXCEPTION CATEGORY SUMMARY

The tables below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	88
		State Defect	30
		State Late Charge	8
		Total Compliance Grade (B) Exceptions:	126
Total Compliance Exceptions:			126
Credit	B	Title	18
		Guideline	6
		Borrower and Mortgage Eligibility	3
		Hazard Insurance	2
		Loan Package Documentation	1
		Business Purpose	1
		Asset	1
		Total Credit Grade (B) Exceptions:	32
Total Credit Exceptions:			32
Grand Total:			158

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred seventy-one (471) mortgage loans reviewed, three hundred twenty-three (323) (68.58%) mortgage loans had tape discrepancies across thirty-four (34) unique data fields. The most common tape discrepancies were Property Type, Original Loan Amount and Original CLTV. AMC found generally that the DSCR and DTI discrepancies were due to differences in calculating complex incomes; while the data differed, the resulting ratios generally remained within guidelines.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	70	1.43%	471
Amortization Term	4	73	5.48%	471
Amortization Type	0	72	0.00%	471
Appraisal Date	5	10	50.00%	471
Appraised Value	1	18	5.56%	471
Balloon Flag	0	389	0.00%	471
Borrower Current City	0	6	0.00%	471
Borrower Current State	0	6	0.00%	471
Borrower Current Street	0	6	0.00%	471
Borrower Current Zip	0	6	0.00%	471
Borrower First Name	6	452	1.33%	471
Borrower FTHB	0	61	0.00%	471
Borrower Last Name	4	456	0.88%	471
Borrower Qualifying FICO	2	2	100.00%	471
Borrower SSN	1	384	0.26%	471
City	18	466	3.86%	471
Coborrower Last Name	1	1	100.00%	471
Coborrower Qualifying FICO	1	1	100.00%	471
Contract Sales Price	1	11	9.09%	471
Escrow Account	59	389	15.17%	471
First Payment Date	1	15	6.67%	471
Guarantor 1 First Name	1	1	100.00%	471
Guarantor 1 Last Name	0	2	0.00%	471
Guarantor 2 Last Name	0	1	0.00%	471
Has FTHB	0	389	0.00%	471
Interest Only	0	12	0.00%	471
Interest Only Period	0	3	0.00%	471
Lender	0	389	0.00%	471
Lien Position	0	74	0.00%	471
LTV Valuation Value	0	1	0.00%	471
Margin	0	2	0.00%	471
Maturity Date	1	14	7.14%	471
MERS Min Number	0	2	0.00%	471
Mortgage Type	6	6	100.00%	471
Note Date	72	76	94.74%	471
Occupancy	0	458	0.00%	471
Original As-Is LTV	0	2	0.00%	471
Original CLTV	85	459	18.52%	471
Original Interest Rate	34	463	7.34%	471
Original Loan Amount	97	471	20.59%	471
Original LTV	4	80	5.00%	471
Original P&I	0	4	0.00%	471
Original PITIA	10	12	83.33%	471
Original Term	2	13	15.38%	471
Origination Channel	1	397	0.25%	471
PITIA Reserves Months	0	389	0.00%	471
Prepayment Penalty	0	12	0.00%	471
Prepayment Penalty Period (months)	5	400	1.25%	471
Prepayment Terms	0	2	0.00%	471
Product Description	0	395	0.00%	471
Property Type	102	462	22.08%	471
Purpose	6	471	1.27%	471
Refi Purpose	20	195	10.26%	471
Representative FICO	43	463	9.29%	471
State	2	466	0.43%	471
Street	30	466	6.44%	471
Subject Debt Service Coverage Ratio	6	15	40.00%	471
Total Cash-out	0	2	0.00%	471
Zip	3	466	0.64%	471
Total	635	10,429	6.09%	471

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ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	464	98.51%	$123,154,386.00	94.93%
Adjustable	7	1.49%	$6,570,650.00	5.07%
Total	471	100.00%	$129,725,036.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	471	100.00%	$129,725,036.00	100.00%
Total	471	100.00%	$129,725,036.00	100.00%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Home Improvement/Renovation	1	0.21%	$200,000.00	0.15%
Cash Out: Other/Multi-purpose/Unknown Purpose	190	40.34%	$52,996,562.00	40.85%
Limited Cash-Out	11	2.34%	$3,071,700.00	2.37%
Other-than-first-time Home Purchase	224	47.56%	$61,372,332.00	47.31%
Rate/Term Refinance - Borrower Initiated	45	9.55%	$12,084,442.00	9.32%
Total	471	100.00%	$129,725,036.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	3	0.64%	$2,313,000.00	1.78%
241-360 Months	465	98.73%	$125,729,636.00	96.92%
361+ Months	3	0.64%	$1,682,400.00	1.30%
Total	471	100.00%	$129,725,036.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	234	49.68%	$57,023,653.00	43.96%
Condo, Low Rise	32	6.79%	$6,881,440.00	5.30%
Condo, High Rise	7	1.49%	$1,655,500.00	1.28%
PUD	66	14.01%	$19,438,555.00	14.98%
Townhouse	12	2.55%	$1,965,800.00	1.52%
1 Family Attached	19	4.03%	$3,138,700.00	2.42%
2 Family	64	13.59%	$19,695,015.00	15.18%
3 Family	16	3.40%	$7,665,300.00	5.91%
4 Family	14	2.97%	$5,398,258.00	4.16%
5-10 Unit Multi-Family	2	0.42%	$1,456,050.00	1.12%
Unavailable	5	1.06%	$5,406,765.00	4.17%
Total	471	100.00%	$129,725,036.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	471	100.00%	$129,725,036.00	100.00%
Total	471	100.00%	$129,725,036.00	100.00%

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